GMAC Fixed Income Investor Presentation December 1, 2006 10:00 a.m. EST

Forward Looking Statements 1 In the presentation that follows and in related comments by GMAC LLC ("GMAC") management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "could", "should", "would", "may", "goal", "project", "outlook"," "priorities," "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update or revise any forward-looking statements unless required by law. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Introduction Following the Nov. 30th closing of the GMAC transaction, GMAC has emerged as an independent company with an improved credit profile New ownership Independent governance Strengthened capital position New and expanded funding facilities Formalized long-term operating agreements with GM Broader business strategies GMAC Strategic Plan Transform GMAC from a captive operation into an independent globally- diversified financial services company

GMAC Independence De-Linkage From GM GM has ceded majority ownership and voting control GM-GMAC operating relationship codified in operating agreements Stronger corporate governance with independent board members GMAC management compensation is tied to GMAC's performance Significant reduction in credit exposure to GM 10.2 6.2 Secured Exposure to GM Unsecured Exposure to GM Represents $4B of undrawn GM credit line that has expired Estimate Estimate

GMAC Independence Credit markets corroborate the de-linkage of the GMAC credit risk from GM Nov-05 Nov-06

GMAC Credit Profile Strengthened Credit Profile New $1.9 billion layer of preferred equity injected Essentially all 2007-2008 "after-tax earnings" to be retained by GMAC All 2009-2011 after-tax profit distributions to Cerberus to be re-invested in GMAC as preferred equity Unsecured exposure to GM in the U.S. capped long-term at $1.5 billion Eliminated potential risks related to GM pension liability Substantial committed funding facilities New $10 billion Citibank facility in place Improved access to unsecured funding at lower cost of borrowing

GMAC 5-Year Unsecured Bond Spreads GMAC bond spreads have narrowed to the lowest level since mid-2004 Nonetheless, GMAC 5-Year spreads still 100 bps above those of the BBB composite GMAC 5 Year Spread (Versus Treasury) Nov-06

Leadership positions across all major sectors #1 auto finance Top ten player in mortgage #1 provider of Auto Extended Warranty #1 provider of dealer inventory insurance Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise spanning roughly 40 countries in five continents GMAC Business Strengths Competitive cost of funds Additional GMAC balance sheet capacity Improved credit rating Strengthened capital base Committed term funding facility Cerberus operational expertise Benefits Brought by Transaction Create Premier Global Financial Services Company Strategic Vision

GMAC Transformation 0 Financing Mortgage Insurance 0.7 0.19 0.11 2001 $1.8B Net Income Over the past several years, GMAC has reshaped itself from an automotive finance company to a more diversified financial services company 0 Financing Mortgage Insurance 0.37 0.48 0.15 2005 $2.8B* Net Income As GMAC capital position strengthens over the coming years, we will seek to: Continue to increase the overall size of the "earnings pie" Diversify the Auto Financing "slice of the pie" as we build a dealer floorplan and retail financing business outside the GM arena * Excludes $439 million impairment to goodwill at Commercial Finance ($398 MM) and Commercial Mortgage ($41 MM)

"VALUE PLAY" Increase the return on capital to equity holders by strengthening the bondholder profile and reducing funding costs on GMAC's very large borrowing base Symmetry of Shareholder/Bondholder Interest Interests of GMAC equity holders uniquely aligned with GMAC bondholders and other creditors Priority Equity Holder Initiatives Bolster Capital Base Enhance Liquidity Strengthen Credit Measures Aligned Interests Provides Significant Protection to Unsecured Bondholders Drives Equity Holder Returns Reduce Borrowing Costs Expand Net Margins Increase Net Income

2001 2002 2003 2004 2005 2006 Q3 YTD 1.351 1.346 2.163 2.2 2.219 1.943 0.434 0.61 0.63 0.524 0.434 $ Billions GMAC Net Income Q4 * * *These amounts are non-GAAP financial measures. Net income presented for 2005 excludes a goodwill impairment charge of $439 million ($398 million related to Commercial Finance, $41 million related to Commercial Mortgage), and YTD net income presented for 2006 excludes a goodwill impairment charge of $695 million related to Commercial Finance Q1-Q3 Cumulative

Key Metrics -- 2006 G

ResCap 2006-2007 Mortgage Industry Environment Cooling Housing Market Declining home sales Declining mortgage originations Increase in 2007 Delinquencies Higher consumer leverage Wider use of non-traditional mortgages Slower rate of home price appreciation Constrained Margins Industry consolidation and fallout Investment banks entering the landscape 2007-2008 Strategies Continue to post market share gains Increase whole loan sale activities and sale of residuals Mitigate credit risk and limit capital needs Integrate certain GMAC Mortgage (Horsham) and RFC (Minneapolis) operations to drive significant cost efficiencies Pursue growth opportunities internationally at attractive returns Existing operations in Europe forecasting steadily improving profitability New country development will set the stage for long-term earnings growth

Strategic Priorities 2007-2008 Funding Plan Initiatives Operating Plan Initiatives GMAC Funding Plan, Capital Plan, and Operating Plan initiatives all designed to underpin these strategic priorities 2007-2008 Strategic Initiatives Capital Plan Initiatives Strategic Priorities Strengthen Capital Base Enhance Liquidity Contain Risk Reduce Borrowing Costs Expand Operating Margins Increase Net Income

Funding Plan Initiatives

Strategic Priorities Funding Initiatives Reduce large cash balances Manage liabilities to reduce expensive "legacy" debt Maintain significant retail auto loan "dry powder", which can be monetized through committed whole loan facilities Enhance securitization programs to expand asset eligibility Continue executing whole loan sales in Mortgage and Auto Finance to reduce risk, free up capital and generate liquidity Continue expanding ResCap's global access to funding - Reduce all-in cost of borrowings Maintain ample liquidity cushion to withstand severe downside scenarios

U.S. Auto Funding Issuances U.S. Auto Funding Strategy Re-enter unsecured bond market in a disciplined manner Continue significant use of securitizations/whole loan sales Continue to diversify across markets, asset types, currencies, investor profiles Aggregate projected funding in 2007-2008 consistent with 2005-2006 levels 2001 2005/2006(Q1-Q3) Securitization Whole loans Unsecured

Liquidity Insurance GMAC maintains exceptional liquidity insurance $Billions Amount (As of Sep 30, 2006) Global Cash* $14 Available Bank Credit/Conduit Facilities $56 Whole Loan Commitments $48 Total Liquidity Insurance $118 * Includes $5B in cash invested in a portfolio of highly liquid marketable securities

Capital Plan Initiatives

Common Equity Ownership Consortium 51% GM 49% Long-term investment by Consortium Committed to a 5-year minimum hold period Restrictions on IPOs of secondary shares Restrictions on sale of material subsidiaries In years 1-2 after closing, agreement to retain all GMAC's "after-tax" earnings In years 3-5 after closing, Cerberus committed to reinvest all of its after-tax distributions into GMAC preferred stock Preferred Equity GM and Consortium invested additional $1.9 billion in preferred equity $1.4 billion investment by GM $0.5 billion investment by Consortium GMAC and most of its U.S. operations (excluding Insurance Operations) converted to limited liability company (LLC) Efficient for GMAC and equity holder's tax planning GMAC Capitalization Summary HIGH EQUITY CONTENT

GMAC Capital Base GMAC equity balance at November 30th closing estimated at $18 billion Decline from Q3-2006 balance primarily stems from the "lease asset carve out" Approximately $14 billion of auto leases and ~$10 billion of related funding were transferred to GM prior to closing Q3 2006 Equity Balance Asset Carve-Out Closing Transactions Preferred Equity Injection Estimated GMAC Equity at Closing Non-visible 17.2 16.1 16.1 Visible 21.2 4 1.1 1.9 18 $ Billions

Prior to closing, approximately $14 billion of lease assets were transferred to GM along with $10 billion of associated funding Net book value estimated at about $4 billion Transfer of lease assets to GM eliminates exposure to potential weaker residual values on these leases upon vehicle remarketing Going forward, GMAC will originate new lease assets in the normal course GMAC's portfolio of U.S. lease assets will be rebuilt gradually over next 36 months GM has already commenced paying estimated residual support at lease inception, improving risk profile of GMAC lease book New assets originated will be assessed against fresh Automotive Lease Guide (ALG) values Assets Retained By GM

Establish GMAC capital structure to support solid investment grade ratings Seeking to establish trajectory for an ultimate strong "A" rating Ensure capital base is consistent with economic capital requirements Build capital base -- in line with significant earnings retention/re-investment provisions -- to support long-term growth initiatives Reduce capital requirements with increased whole loan sales of lower-return assets Capital Planning Priorities 2002 2003 2004 2005 2006 YTD 2007F 0 4 6.5 15 13 15 Auto Finance Whole Loan Sales (Assets Sold) $ billions Goal is to contain capital requirements while maintaining significant origination and servicing volume Accelerate shift from "Storage" to "Moving" strategy across the organization (i.e., shift from "originate/hold" to "originate/sell" model) Continued use of automotive whole loan sales and full securitizations Increase use of whole loan sales for non-traditional mortgages (e.g., payment option ARM's, etc) Insurance investment portfolio rebalance towards more fixed income and less equity holdings in order to further reduce capital requirements

Operating Plan Initiatives

Strategic Priorities Operating Strategies Diversify operations beyond GM-related businesses Leverage existing dealer relationship to expand presence in non-GM dealer network Retail Auto Finance Dealer floor plan financing Grow Mortgage revenue Continue to gain share of the U.S. mortgage market as industry further consolidates around "winners" Continue profitable expansion overseas Capitalize on uniquely broad footprint and extensive experience in international markets Extended Auto Warranty Dealer inventory insurance

Strategic Priorities (Continued...) Grow GMAC fee-based businesses (e.g., SmartAuction, Fee for Servicing, etc.) Generates cashflow with virtually no strain on capital position Boosts RoE Capitalize on cross-sell opportunities across GMAC's 18 million customers Sell more products per customer Reduce asset acquisition cost Attack cost side of the business by aligning resources more efficiently across multiple operations and regions Maintain asset quality Further strengthen credit measures and historically strong credit culture across all major businesses

Strengthened GMAC capital base long-term Preferred equity injection of $1.9 billion Earnings reinvestment provisions Transaction has achieved credit rating de-linkage from GM Governance provisions have further enhanced GMAC independence from GM Cap on unsecured credit exposure to GM Contractual arm's-length agreements governing all GM/GMAC auto financing Improved GMAC liquidity New funding facilities established with expanded asset class eligibility Anticipate access to unsecured markets Significant reduction in credit exposure to GM Significant and steady flow of auto financing revenue Services Agreements grant GMAC 10-year exclusivity on GM's subvented auto finance programs Consortium and GM committed to a successful GMAC View transaction as "strategic" with a long-term investment horizon Transaction Benefits Summary

Appendix

GM Call Option GM call option term of ten years on global Auto Finance business Does not include Mortgage and Insurance operations Can exercise if GM ratings are investment grade or are higher than GMAC's ratings Exercise price greater of: Fair market value 9.5 times the global Auto Finance business net income GM Call Option on Global Auto Finance Business

Cerberus FIM Investors, LLC is the managing owner of GMAC LLC through control of the Consortium's 51% voting shares Board Composition: 13 Board members Consortium: 6 GM: 4 Independent: 3 (2 appointed by Consortium, 1 by GM) Majority Independent Director approval required for certain matters: An increase in dividends above the prescribed amount that would result in a ratings downgrade Any dividend that would cause GMAC's equity capital to fall below its initial net book value Declaration of bankruptcy Related party transactions > $5 million Incurrence of debt likely to result in a credit downgrade or negative change in credit rating outlook Corporate Governance

Services Agreements support key GM-GMAC objectives: GM: Strategic support for GM vehicle sales worldwide GMAC: Increased finance penetration and revenue GMAC granted 10-year exclusivity covering U.S., Canadian and International subvented wholesale and consumer business GMAC commitment to provide financing to GM retail customers and wholesale dealers in accordance with current and historical practices GMAC retains right to make all credit decisions GMAC will finance a broad spectrum of consumer and dealer credits generally in line with prior years Agreement provides GMAC ample flexibility to provide GM with required financing support without compromising historical underwriting standards Agreement provides GMAC with a competitive return Mutually-Beneficial Services Agreements